UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	December 5, 2009

GOLD HORSE INTERNATIONAL, INC.

(Exact name of registrant as specified in charter)

Florida	0-30311	22-3719165
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

No. 31 Tongdao South Road

Hohhot, Inner Mongolia, People’s Republic of China 010030

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code	88(71)339 7999

not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 5, 2009, Mr. Jonathan Blum, who has been a member of Gold Horse International Inc.’s Board of Director since July 2007, resigned as a member of the board. The resignation of Mr. Blum did not stem from any disagreement with Gold Horse International, Inc., and, accordingly, this Current Report is filed under Item 502(b) of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2009	Gold Horse International, Inc.

By:	/s/ Liankuan Yang
Liankuan Yang
Chief Executive Officer